UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 April 19, 2004

                           Lexmark International, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-14050                    06-1308215
----------------------------       --------------           --------------------
(State or other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)                File No.)              Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)





            Registrant's telephone number, including area code:  (859) 232-2000
                                                                 --------------




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included herein:

     99.1 Press Release issued by Lexmark International, Inc., dated April 19, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 19, 2004, Lexmark International, Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the earnings release is attached as Exhibit 99.1.

     The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEXMARK INTERNATIONAL, INC.


                                      By:  /s/ Gary E. Morin
                                           -----------------------
                                      Name:  Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                                Financial Officer
Date: April 19, 2004

                                  EXHIBIT INDEX


Exhibits:

99.1  Press Release issued by Lexmark International, Inc., dated April 19, 2004.